SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2024

AMERICAN CANNABIS COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File Number 000-26108	90-1116625 (I.R.S. Employer Identification Number)

1004 S Tejon St Colorado Springs, CO 80903

(Address of Principal Executive Offices and Zip Code)

(303) 974-4770

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Common	AMMJ	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of American Cannabis Company, Inc., a Delaware Corporation (the “Company”), as well as other filings with the Securities and Exchange Commission (“SEC”) and the Company’s press releases contain statements relating to future results, plans, assumptions, assessments, and information, including certain projections and business trends, that constitute “Forward-Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, future events, or performance underlying assumptions and other statements that are other than statements of historical facts. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements, including, without limitation, risks related to our business and risks associated with our securities. The Company’s expectations, beliefs, and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including, without limitations, management’s examination of historical operating trends and data contained in the Company’s records and other data available from third parties. There can be no assurance that management’s expectations, beliefs, or projections will be achieved or accomplished. Certain risks and uncertainties may cause actual results to be materially different from projected results contained in forward-looking statements in this Current Report and in other disclosures. The Company’s future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in the Company’s other filings with the SEC. Actual results may differ materially from those expressed or implied by forward-looking statements. The Company disclaims any obligation to revise any forward-looking statements to reflect the occurrence, or lack thereof, of events or circumstances after the date such forward-looking statements were made, except as required by law.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Effective November 4, 2024, the Registrant entered into a material definitive agreement not made in the normal course of business. The parties to the agreement are the Registrant and TEC, LLC, a Delaware limited liability company (“TEC”). No material relationship exists between the Registrant and TEC, LLC.

Under this agreement, the Registrant will sell 302,900,458 shares of common stock to TEC, LLC, in exchange for $310,000. The closing of this agreement is contingent upon a use of funds condition, which requires the Registrant to use the proceeds to file its Form 10-Q for the periods ending June 30, 2024, and September 30, 2024, as well as its Form 10-K for the year ending December 31, 2024. Additionally, the Registrant must submit a new 15c2-11 application and cover related accounting and legal expenses.

The use of funds condition also mandates that the Registrant make a payment of at least $135,000 toward obligations owed to Medihemp, LLC, SLAM Enterprises, LLC, and Medical Cannabis Caregivers, Inc. These obligations stem from the Registrant’s acquisition of fixed assets and related intellectual property on March 11, 2021, as amended on April 29, 2022, and June 8, 2023. The acquired assets include licenses issued by the Colorado Marijuana Enforcement Division and the City of Colorado Springs for (i) Medical Marijuana Center Licenses, (ii) a Medical Marijuana-Infused Product Manufacturer License, and (iii) a Medical Marijuana Optional Premises Cultivation License.

At the closing of the transaction, Ellis Smith and Hollister & Blacksmith, Inc. will assume, jointly and severally, all outstanding debts of the Registrant and agree to indemnify the Registrant against any known or unknown, fixed or contingent liabilities of any kind arising from the Registrant’s operations up to the closing date. This indemnification covers any claims, obligations, debts, damages, or responsibilities, whether known or unknown.

Ellis Smith will also release the Registrant from any obligations related to two promissory notes issued to him on November 22, 2022, and February 14, 2023, including all principal, interest, and any associated penalties. Smith has personally guaranteed the assumption and responsibility for all assigned liabilities, providing indemnity to the Registrant.

In return, subject to regulatory approval at closing, the Registrant will transfer the specified Medical Marijuana Licenses to Ellis Smith and Hollister & Blacksmith, Inc.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 11, 2024, the Registrant appointed Joseph Cleghorn, age 64, as a director of the Company, Chairman of the Board of Directors, Chief Executive Officer, and interim Chief Financial Officer. No family relationship exists between Mr. Cleghorn and anyone affiliated with the Registrant.

Mr. Cleghorn is an accomplished entrepreneur with over thirty years of experience in founding and managing businesses, primarily focused on real estate development. His work spans the commercial real estate sector in Colorado and the residential real estate market in Florida. Known for his strategic acumen, he has successfully scaled multiple companies without incurring additional debt, a critical factor in his business achievements.

Currently, Mr. Cleghorn serves as the CEO and Chairman of the Board of CRDX Corporation. In this role, he has been instrumental in minimizing overhead expenses and resolving complex accounts payable issues. He has also led efforts to finalize overdue audits and improve overall accounting transparency within the company.

Many of his commercial projects in Colorado cater to tenants in the recreational marijuana industry, where he has developed considerable expertise. Mr. Cleghorn’s commitment to sustainable growth and financial stability has distinguished him in commercial and residential real estate.

As of the Effective Date, no material plan, contract, or arrangement regarding Mr. Cleghorn's appointment has been entered into. The Registrant will file an amendment to this Form 8-K within four days after the information is available or determined.

During the past ten years, Mr. Cleghorn has not been involved in certain legal proceedings that would impact his appointment under Item 401(f) of Reg. SK.

The Registrant’s Board of Directors will retain Ellis Smith, and Mr. Smith’s positions as President, Secretary, and Treasurer will remain intact.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated November 8, 2024

AMERICAN CANNABIS COMPANY, INC.

(Registrant)

By: /s/ Ellis Smith

Ellis Smith

Chief Executive Officer

Principal Executive Officer